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                                                                    EXHIBIT 23.2

                                AJ. ROBBINS, PC.
                          CERTIFIED PUBLIC ACCOUNTANTS
                                 AND CONSULTANTS
                              3033 EAST 1ST AVENUE
                                    SUITE 201
                             DENVER, COLORADO 80206













               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Form SB-2 Amendment #3 of Trezac Corp. of our report dated March 1, 2002 relating to the consolidated financial statements of MarketCentral.net Corp.





                               /S/ AJ. ROBBINS, PC.
                                   CERTIFIED PUBLIC ACCOUNTANTS
                                       AND CONSULTANTS





DENVER, COLORADO
OCTOBER 30, 2002